CONFIDENTIAL
EXECUTION VERSION

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS (***), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 7
TO LICENSE AGREEMENT BETWEEN
INSMED INCORPORATED AND PARI PHARMA GMBH
This seventh amendment (“Amendment No. 7”) effective 21 July 2017 (“Amendment No. 7 Effective Date”) to the License Agreement dated and effective the 25th of April 2008 between PARI Pharma GmbH, a German corporation with a principal place of business at Moosstrasse 3, D-82319 Starnberg, Germany (“PARI”) and Transave, Inc., a Delaware corporation, as amended by Amendment No. 1 the 24th day of June 2009, Assignment and Amendment No. 2 the 22nd day of December 2010, Amendment No. 3 the 6th day of March 2012, Amendment No. 4 the 21st day of May 2012, Amendment No. 5 the 5th day of October 2015 and Amendment No. 6 the 9th day of October 2015 (collectively, the “Agreement”), is entered into between PARI and Insmed Incorporated (successor in interest to Transave, Inc.), with registered offices at 10 Finderne Avenue, Building 10, Bridgewater, NJ  08807-3365 (“Insmed”). PARI and Insmed shall be referred to collectively as the “Parties”.
WHEREAS, the Parties now desire to amend the terms and conditions of the Agreement to reflect certain business discussions between the Parties and the current development status of the Drug Product.
NOW, THEREFORE, in consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment No. 7 shall have the meanings ascribed to them in the Agreement.
2.    Section 2.6. Section 2.6 of the Agreement is hereby amended by deleting “[***]” and replacing it with “as set forth in Section 6.1 below”.
3.    Section 6.1. Section 6.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
6.1    Royalties for Drug Products.
(a)    In further consideration of the rights and license granted by PARI under this Agreement, during the Royalty Term, subject to the terms and conditions of this Agreement, Insmed agrees to pay PARI a royalty equal to [***] of the Net Sales of Drug

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Product sold by Insmed, its Affiliates or Sublicensees. Such royalties shall be paid in accordance with Section 9.2 below.
(b)    Within thirty (30) days of releasing top line results (which indicate whether the primary endpoint was met) via a press release for INS-212, the Phase III clinical trial entitled Study to Evaluate Efficacy of LAI When Added to Multi-drug Regimen Compared to Multi-drug Regimen Alone (CONVERT)but in no event later than March 31, 2018 (the “Royalty Buy-Down Exercise Period”), Insmed, in exchange for a [***] payment to PARI (the “Option Payment”), shall have the option, in its sole discretion, to replace the [***] with the following [***] (the “Royalty Buy-Down Option”):

[***]	[***]
[***]	[***]
[***]	[***]

(c)    Insmed shall exercise the Royalty Buy-Down Option by notifying PARI in writing within the Royalty Buy-Down Exercise Period and, if Insmed exercises the option, the Option Payment shall be due and payable within [***] business days from the exercise of the Royalty Buy-Down Option. For clarity, the Option Payment shall only be payable if Insmed, in its sole discretion, elects to exercise the option set forth above.

4.    Section 7.2A(a). Section 7.2A(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
(a)    The Parties agree that Insmed will use Commercially Reasonable Efforts to meet the following milestones with respect to NTM:

Milestone Activity	Milestone Deadline
Completion of the INS-212 Clinical Study Report (CSR)	[***]
Completion of submission to US FDA for the Drug Product in NTM	[***]
First Commercial Sale of the Drug Product in US in NTM	[***]
Approval of an MAA by the European Medicines Agency for the Drug Product	[***]

If Insmed fails to meet a milestone within the applicable time period, other than any failure resulting from a breach of this Agreement by PARI, then, subject to the provisions of Section 7.3, PARI shall have the option to render Insmed’s license hereunder non-exclusive solely with respect to NTM and to terminate its obligation not to compete with Insmed in NTM as set forth in Section 4.2 of this Agreement. Such option must be exercised by sending the Diligence Termination Notice to Insmed, and shall become effective on the [***] day following the date of the Diligence Termination Notice. If such

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milestone is still not met within [***] months of the applicable time period, other than any failure resulting from a breach of this Agreement by PARI, then, subject to the provisions of Section 7.3, PARI shall have the option to terminate the license granted to Insmed under this Agreement with respect to NTM only by providing written notice thereof to Insmed.

PARI’s options to render the license granted hereunder non-exclusive, to terminate its obligations to not compete with Insmed or to terminate the license as described in this Section shall only apply to (i) the US in case Insmed fails to meet the milestones for the US, (ii) Europe in case Insmed fails to meet the milestone for the EU; or (iii) the Territory in case both (i) and (ii) above occur.
If the diligence milestone First Commercial Sale of the Drug Product in the US in NTM is not met [***] months after the applicable milestone deadline as set forth in the table above and First Commercial Sale of the Drug Product in the US did not occur or commercial sale has been ceased for another indication in the US, PARI shall be free to terminate the entire License with respect to US.
If the diligence milestone First Commercial Sale of the Drug Product in the EU in NTM is not met [***] months after the applicable milestone deadline as set forth in the table above and First Commercial Sale of the Drug Product did not occur or commercial sale has been ceased for another indication in the EU, PARI shall be free to terminate the entire License with respect to Europe.
In case the preconditions for the termination of the entire license in all regions, the US and Europe as set forth above, are given, PARI shall be free to terminate the entire license with respect to the Territory.”

5.    Section 5.2. The table in Section 5.2 of the Agreement is hereby deleted it in its entirety and replaced with the following (milestone events and payments one and two have been fulfilled and therefore shown as strikethrough):

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CONFIDENTIAL
EXECUTION VERSION

Milestone Event	Milestone Payment
~~1. Receipt on any positive trial report from the first Phase IIb Trial that are sufficient to support the advancement of Drug Product development with the Device into the first Phase III Trial~~	~~[***] either in cash, Qualified Stock or a combination of cash and Qualified Stock; plus [***] in Qualified Stock~~
~~2. Initiaton of the first Phase III Trial of Drug Product with the Device~~	~~[***] either in cash, Qualified Stock or a combination of cash and Qualified Stock~~
3. First Acceptance of MAA (or equivalent) submission in the US for such Drug Product with the Device	[***] (in cash)
4. First receipt of Marketing Approval in the United States for both (i) such Drug Product and (ii) the Device	[***] (in cash)
5. First receipt of Marketing Approval in the first of the Major EU Countries for both (i) such Drug Product and (ii) the Device, in the same Major EU Country	[***] (in cash)

6.    Section 7.2. The table in Section 7.2(a) is hereby deleted it in its entirety and replaced with the following:

Milestone Activity	Milestone Deadline
a. Diligence Milestone 1: initiation of First Phase III Trial for Bronchiectasis	[***]

Within [***] days following the final results of the Phase III Trial for Bronchiectasis, the Parties, acting in good faith, will negotiate reasonable additional milestones.

7.    Section 7.2C. The Agreement is hereby amended by adding a new Section 7.2C:
7.2C    Diligence Obligations. If Insmed fails to achieve one of the diligence obligations for NTM and one of the diligence obligations for Bronchiectasis as set forth in the tables in Sections 7.2(a) and 7.2A(a), and if such milestones are still not met within [***] months of the applicable time period, other than due to any failure resulting from a breach of this Agreement by PARI, then, subject to the provisions of Section 7.3, PARI shall have the option to terminate this Agreement in its entirety by providing written notice thereof to Insmed, regardless whether or not PARI previously exercised any of its rights to render the license granted to Insmed under this Agreement non-exclusive or to terminate such license, both of the foregoing, with respect to a certain indication.
8.    Section 15.4. A new introduction to the first sentence of Section 15.4 shall be added as follows:

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“In addition to PARI’s right to terminate this Agreement as set forth elsewhere in this Agreement,”
Section 15.4(ii) of the Agreement shall hereby be amended by deleting “[***]” and replacing it with “[***]”.
9.    Miscellaneous. Upon execution, this Amendment No. 7 shall be made part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this Amendment No. 7 as of the Amendment No. 7 Effective Date indicated above.

INSMED INCORPORATED            PARI PHARMA GMBH

By:                         By:
Name: William H. Lewis            Name: Dr. Martin Knoch
Title: CEO & President            Title: President
Date:                         Date:

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